EXHIBIT 21.1
SPE SUBSIDIARIES LIST OF ASHFORD HOSPITALITY TRUST, INC.
Annapolis Maryland Hotel Limited Partnership
Ashford Alpharetta Limited Partnership
Ashford Anchorage LP
Ashford Atlanta Buckhead LP
Ashford Atlantic Beach LP
Ashford Austin LP
Ashford Basking Ridge LP
Ashford Bloomington LP
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buena Vista LP
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport LP
Ashford Centerville Limited Partnership
Ashford Charlotte Limited Partnership
Ashford CM Partners LP
Ashford Columbus LP
Ashford Coral Gables LP
Ashford Crystal City Partners LP
Ashford Crystal City Limited Partnership
Ashford Crystal Gateway LP
Ashford Dallas LP
Ashford Dulles LP
Ashford Durham I LLC
Ashford Durham II LLC
Ashford Edison LP
Ashford Evansville I LP
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Flagstaff LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC
Ashford Ft. Lauderdale Weston III LLC
Ashford Gaithersburg Limited Partnership
Ashford Gateway TRS Corporation
Ashford Hawthorne LP
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford LLB SHS Management, LP
Ashford Jacksonville IV LP
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford LLB C-Hotel Management, LP
Ashford LLB F-Inn Management, LP
Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Lee Vista Partners LP
Ashford Louisville LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP
Ashford Minneapolis Airport LP

SPE SUBSIDIARIES LIST OF ASHFORD HOSPITALITY TRUST, INC.
Ashford Mira Mesa San Diego Limited Partnership
Ashford MV San Diego LP
Ashford Mobile LP
Ashford Newark LP
Ashford Oakland LP
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford Philadelphia Annex, LLC
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford PH Partners LP
Ashford Plano-C LP
Ashford Plano-M LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Raleigh Limited Partnership
Ashford Richmond LP
Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership
Ashford San Francisco LP
Ashford San Francisco II LP
Ashford San Jose LP
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Scottsdale LP
Ashford Seattle Downtown LP
Ashford Seattle Waterfront LP
Ashford Syracuse LP
Ashford Tampa International Hotel Partnership, LP
Ashford Terre Haute LP
Ashford Tipton Lakes LP
Ashford Walnut Creek LP
Bucks County Member LLC
CHH Capital Hotel Partners LP
CHH Torrey Pines Hotel Partners LP
CHH Tucson Partnership, LP
CY Manchester Hotel Partners, LP
Dearborn Hotel Partners LP
Galleria Hotel Partners, LP
Key West Florida Hotel Limited Partnership
Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills Hotel Limited Partnership
New Clear Lake Hotel Limited Partnership
New Fort Tower I Hotel Limited Partnership
New Houston Hotel Limited Partnership
New Indianapolis Downtown Hotel Limited Partnership
Palm Beach Florida Hotel and Office Building Limited Partnership
St. Petersburg Florida Hotel Limited Partnership
Ashford Sapphire GP LLC
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire III GP LLC
Ashford Sapphire V GP LLC
Ashford Sapphire VI GP LLC
Ashford Sapphire VII GP LLC
Ashford Sapphire Junior Holder I LLC

SPE SUBSIDIARIES LIST OF ASHFORD HOSPITALITY TRUST, INC.
Ashford Sapphire Junior Holder II LLC
Ashford Sapphire Junior Mezz I LLC
Ashford Sapphire Junior Mezz II LLC
Ashford Sapphire Senior Mezz I LLC
Ashford Sapphire Senior Mezz II LLC
Ashford TRS CM LLC
Ashford TRS Crystal City LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee III LLC
Ashford TRS Lessee IV LLC
Ashford TRS Nickel LLC
Ashford TRS PH LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS San Francisco LLC
Ashford TRS Santa Clara LLC
Ashford TRS Sapphire GP LLC
Ashford TRS Sapphire LLC
Ashford TRS Sapphire I LLC
Ashford TRS Sapphire II LLC
Ashford TRS Sapphire III LLC
Ashford TRS Sapphire V LLC
Ashford TRS Sapphire VI LLC
Ashford TRS Sapphire VII LLC
CHH Capital Tenant Corp.
CHH Torrey Pines Tenant Corp.
CY Manchester Tenant Corporation
Dearborn Tenant Corp.
EC Tenant Corp.
Galleria Tenant Corporation
Annapolis Hotel GP LLC
Ashford Anchorage GP LLC
Ashford CM GP LLC
Ashford Crystal City GP LLC
Ashford Crystal Gateway GP LLC
Ashford Dearborn GP LLC
Ashford Jacksonville IV GP LLC
Ashford Lee Vista GP LLC
Ashford Minneapolis Airport GP LLC
Ashford MV San Diego GP LLC
Ashford Philly GP LLC
Ashford PH GP LLC
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford San Francisco GP LLC
Ashford Santa Clara GP LLC
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC
Ashford Senior General Partner IV LLC
Ashford Walnut Creek GP LLC
CHH Capital Hotel GP LLC
CHH Torrey Pines Hotel GP LLC

SPE SUBSIDIARIES LIST OF ASHFORD HOSPITALITY TRUST, INC.
CHH Tucson Parent LLC
CIH Galleria Parent LLC
CY-CIH Manchester Parent LLC
Key West Hotel GP LLC
Minnetonka Hotel GP LLC
New Beverly Hills GP LLC
New Clear Lake GP LLC
New Fort Tower I GP LLC
New Houston GP LLC
New Indianapolis Downtown Hotel GP LLC
Palm Beach GP LLC
St. Petersburg GP LLC

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